10


LETTER  OF  TRANSMITTAL/CONSENT  FORM

TO  SURRENDER  FOR  REDEMPTION  CERTIFICATES  REPRESENTING
SHARES  OF  COMMON  STOCK  OF
AND/OR
TO  GIVE  CONSENTS  IN  RESPECT  OF
THE  EXISTING  STOCKHOLDERS  AGREEMENT  OF

HAYNES  HOLDINGS,  INC.

THE  CONSENT  SOLICITATION  AND  OFFER TO REDEEM WILL EXPIRE AT 5:00 P.M., NEW
==============================================================================
YORK  CITY  TIME,  ON  MONDAY,  MARCH  3,  1997,  UNLESS  EXTENDED.
===================================================================





By Mail:                         By Hand/Overnight Delivery:
Haynes Holdings, Inc.            Haynes Holdings, Inc.
Attention:  Corporate Secretary  Attention:  Corporate Secretary
P.O. Box 9013                    1020 West Park Avenue
Kokomo, IN  46904-9013           Kokomo, IN  46904-9013



For  Information  Call:    (317)  456-6000

THE  INSTRUCTIONS  ACCOMPANYING  THIS  LETTER  OF  TRANSMITTAL  SHOULD BE READ
CAREFULLY  BEFORE  THIS  LETTER  OF  TRANSMITTAL  IS  COMPLETED.


DESCRIPTION  OF  SHARES  SURRENDERED



Name(s) and Address(es) of Registered Holder  Certificate(s) Being Surrendered
                                              (Attach signed additional list if necessary)
                                                                                            Number of
                                              Certificate                                   Shares Represented by
                                              Number(s)                                     the Certificate(s)





                                              Total Shares
                                              --------------------------------------------



OF THE TOTAL SHARES REPRESENTED BY THE CERTIFICATES BEING SURRENDERED, PLEASE INDICATE THE MAXIMUM NUMBER OF SHARES THAT THE HOLDER DESIRES TO REDEEM:
___________________________

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already set forth on a label above, as they appear on the Certificate(s).

     CHECK HERE AND RETURN THIS LETTER OF TRANSMITTAL TO THE COMPANY IF ANY OF YOUR CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. THE COMPANY WILL THEREAFTER ADVISE YOU OF THE REQUIREMENTS FOR RECEIVING PAYMENT FOR THE SHARES FORMERLY REPRESENTED BY SUCH CERTIFICATES.

     NOTE:    SIGNATURES  MUST  BE  PROVIDED  BELOW

PLEASE  READ  THE  ACCOMPANYING  INSTRUCTIONS  CAREFULLY

To:          Haynes  Holdings,  Inc.  (the  "Company")

     The undersigned hereby surrenders the above-described certificate(s) (the "Certificate(s)") representing shares of the Company's Common Stock, $.01 par value ("Holdings Common Stock") to the Company for redemption pursuant to the Consent Solicitation and Offer to Redeem ("Offer to Redeem"), and the undersigned is also submitting the execution page of the Amended Stockholders Agreement pursuant to which the undersigned consents to the amendment of the
Company's existing Stockholders Agreement. The undersigned has indicated on the first page of this Letter of Transmittal the maximum number of shares of Holdings Common Stock which the undersigned desires to redeem, which number may not exceed the number of shares represented by the certificates surrendered herewith. The Company will not redeem any shares of Holdings Common Stock tendered for redemption by a stockholder unless such stockholder has executed and delivered herewith the signature page to the Amended Stockholders Agreement. Subject to the terms and conditions set forth in the Offer to Redeem and this Letter of Transmittal (which together constitute the "Redemption Offer"), upon the surrender of the Certificate(s), the undersigned will be entitled to receive $10.15 in cash for each share of Holdings Common Stock to be redeemed (the "Redemption").

     The undersigned acknowledges that no scrip or fractional shares of Holdings Common Stock will be issued in connection with the Redemption Offer. Rather, each holder will receive $10.15 in cash times the fraction of the share of Holdings Common Stock to which such holder would otherwise be entitled, in lieu of any such fractional share.

     The undersigned will, upon request, execute any additional documents deemed by the Company to be necessary or desirable to complete the transmittal and redemption of shares of Holdings Common Stock surrendered hereby and the undersigned consenting to the amendment of the Existing Stockholders Agreement and becoming a party to the Amended Stockholders Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender the Certificate(s) pursuant to this Letter of Transmittal and that, when delivery of the Redemption Consideration on the terms set fort herein and in the Offer to Redeem has been made by the Company, the Company will not be subject to any adverse claim in respect of such certificate(s) of the shares of Holdings Common Stock represented thereby.

     Unless  otherwise  indicated  below  under  "Special Payment and Issuance
Instructions", please issue any certificate for shares of Holdings Common Stock to be owned following the Redemption and/or check for the cash to which the undersigned is entitled in the name appearing under "Description of Shares Surrendered" above. Similarly, unless otherwise indicated below under
"Special Delivery Instructions", please mail any certificate for shares of Holdings Common Stock to be owned following the Redemption and/or check to the address of the registered holder(s) appearing under "Description of Shares Surrendered" above. In the event that both the Special Payment and Issuance Instructions and the Special Delivery Instructions are completed, please issue any certificate for shares of Holdings Common Stock to be owned following the Redemption and/or check in the name of, and deliver such certificate and/or check to, the person so indicated.






SPECIAL PAYMENT AND                                      SPECIAL DELIVERY
ISSUANCE INSTRUCTIONS                                    INSTRUCTIONS

(Signature Guarantee Required --                         (Signature Guarantee Required --
See Instruction 4)                                       See Instruction 4)

To be completed ONLY if any certificate for              To be completed ONLY if the certificate for
shares of Holdings Common Stock to be                    shares of Holdings Common Stock and/or
issued is to be registered in the name of,               check is (are) to be issued in the name of the
and/or the check is (are) to be made payable to          registered holder(s) of the shares of Holdings
someone other than the registered holder(s) of           Common Stock surrendered herewith, but are
the shares of Holdings Common Stock                      to be sent to another person or to an address
surrendered herewith.                                    other than that shown under "Description of
                                                         Shares Surrendered" above.

The certificate for shares of Holdings                   The certificate for shares of Holdings
Common Stock is to be issued and/or the                  Common Stock and/or check is (are) to be
check is (are) to be made payable to:                    delivered to:

Name  ___________________________                        Name  ___________________________
(Please Print)                                                                            (Please Print)

Address                                                  Address
___________________________                              ___________________________

___________________________                              ___________________________

___________________________                              ___________________________

__________________                                       ____________________________________
(Include Zip Code)                                       (Include Zip Code)





ACKNOWLEDGMENTS,  REPRESENTATIONS,  WARRANTIES  AND
AUTHORIZATIONS  OF  THE  UNDERSIGNED

1. The undersigned hereby acknowledges receipt of the Offer to Redeem (including all of the exhibits thereto) and agrees that all elections, instructions and orders in this Letter of Transmittal are subject to the terms and conditions of the Offer to Redeem and the instructions applicable to this Letter of Transmittal. The undersigned also represents and warrants that the undersigned has full authority to give the representations, certifications and instructions contained in this Letter of Transmittal and to surrender the shares of Holdings Common Stock surrendered herewith and will, upon receipt, execute any additional documents necessary or desirable to complete the redemption of Holdings Common Stock contemplated in the Redemption Offer. The signature of the undersigned below authorizes the Company to follow and to rely upon all representations, certifications and instructions contained in this Letter of Transmittal. This Letter of Transmittal shall survive the death or incapacity of the undersigned and shall be binding upon heirs, personal representatives and assigns of the undersigned.

2. Unless otherwise indicated above, please issue the certificate for shares of Holdings Common Stock and/or check for the cash to which the undersigned is entitled in the name, and mail to the address appearing under "Description of Shares Surrendered" above. The undersigned agrees to pay transfer taxes, if any, due where shares of Holdings Common Stock are issued to a name different from that in which the shares of Holdings Common Stock surrendered are registered. The undersigned certifies that any tax identification or social security number provided herein is true, correct and complete.

3. The undersigned understands that the definitive terms pursuant to which the redemption will be effected, including the amount and form of consideration to be received by holders of shares of Holdings Common Stock, and the effect of this Letter of Transmittal are summarized in the Offer to Redeem.

4. With respect to all shares of Holdings Common Stock to be redeemed by the Company, the undersigned represents and warrants to the Company that the undersigned has legal, valid and marketable title to such shares, and upon redemption of such shares the Company shall acquire good and unencumbered title to such shares. The undersigned also represents and warrants to the Company that the undersigned has full power and authority to consent to the amendment of the Existing Stockholders Agreement and enter into the Amended Stockholders Agreement.

SIGN  HERE
(ALSO  COMPLETE  SUBSTITUTE  FORM  W-9  BELOW)

_____________________________________________

_____________________________________________
(Signature(s)  of  Stockholder(s))

Date:  _____________________________________________

Please sign exactly as your name(s) appear(s) on the Certificate(s). If the shares of Holdings Common Stock with respect to which this Letter of Transmittal applies are registered in the name of two or more owners, all such owners must sign personally. Executors, administrators, trustees and persons signing for corporations or partnerships should so indicate. By signing this form, persons signing as executors, administrators or trustees and persons signing for corporations or partnerships represent and warrant that they have requisite legal authority to sign in the capacity indicated. If any of your Certificate(s) are not registered in your name or if you are signing in a representative capacity, see Instructions 3, 5, and 6.

Name(s):  _____________________________________________

_____________________________________________
(Please  Print)

Capacity  (full  title):  _____________________________________________

Address:  _____________________________________________

_____________________________________________
(Include  Zip  Code)

Area  Code  and  Telephone  Number:
__________________________________________________
Employer  Identification  or  Social  Security  Number:
___________________________________________________________
(Also  Complete  Substitute  Form  W-9  below)

GUARANTEE  OF  SIGNATURE(S)
(IF  REQUIRED  -  SEE  INSTRUCTION  4)

Authorized  Signature:  _____________________________________________

Name:  _____________________________________________
(Please  Print)

Name  of  Firm:  _____________________________________________

Address:  _____________________________________________
(Include  Zip  Code)

Area  Code and Telephone Number: _____________________________________________


Dated:  _____________________________________________



PAYER'S  NAME:    HAYNES  HOLDINGS,  INC.

NAME:___________________________________________________________________
ADDRESS:(Include  Zip  Code)  ____________________________________________________



SUBSTITUTE Form W-9          Part 1 - PLEASE PROVIDE YOUR TIN                                      Social Security Number
                             IN THE BOX AT RIGHT AND CERTIFY                                       OR Employer Identification
                             BY SIGNING AND DATING BELOW                                           Number
                                                                                                   _____________________
Department of the Treasury   Part 2-Check the box if you are NOT subject to backup
Internal Revenue Service     withholding under the provisions of Section 3406(a)(1)(C) of the
                             Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup
                             withholding.
Payer's Request For          CERTIFICATION - UNDER THE                                             Part 3 -
Taxpayer Identification      PENALTIES OF PERJURY, I CERTIFY                                       Awaiting TIN
Number (TIN)                 THAT THE INFORMATION PROVIDED
                             ON THIS FORM IS TRUE, CORRECT,
                             AND COMPLETE.
                             --------------------------------------------------------------------





SIGNATURE:  _____________________      DATE:  ______________________



YOU  MUST  COMPLETE  THE  FOLLOWING  CERTIFICATE  IF  YOU
CHECKED  THE  BOX  IN  PART  3  OF  THE  SUBSTITUTE  FORM  W-9

 CERTIFICATE  OF  AWAITING  TAXPAYER  IDENTIFICATION  NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me prior to the time I provide the Company with a properly certified taxpayer identification number will be subject to a 31% backup withholding tax.


Signature          Date

     NOTE:         FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY
RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


INSTRUCTIONS
1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATE(S). Certificate(s) representing shares of holdings Common Stock, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, including a duly executed counterpart signature page of the Amended Stockholders Agreement, must be received by Holdings at one of its addresses set forth in this Letter of Transmittal.
2. SIGNATURES. The Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the Certificate(s) transmitted. If shares of Holdings Common Stock covered by the Letter of Transmittal are registered in the names of two or more owners, all such owners must sign. The signature(s) on the Letter of Transmittal should correspond exactly to the name(s) written on the face of the Certificate(s) transmitted.

     If the Letter of Transmittal is signed by an agent, attorney, administrator, executor, guardian, trustee, or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, the person signing must give such person's full
title  in  such  capacity.    In  addition,  see  Instruction  5.

          If the Certificate(s) delivered herewith are registered in the name of a person other than the signer of this Letter of Transmittal, the Certificate(s) must be endorsed or accompanied by stock powers signed by the registered owner(s) with the signature or the endorsement on stock powers guaranteed as described below.

          If Special Payment and Issuance Instructions are given by this Letter of Transmittal, each signature appearing on the Letter of Transmittal must be guaranteed by a commercial bank and trust company located in the United States or by a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. ("Eligible Institution").

3. ISSUANCE OF NEW CERTIFICATES IN SAME NAME. IF ANY CERTIFICATE REPRESENTING SHARES OF HOLDINGS COMMON STOCK AND/OR CHECK IS TO BE ISSUED IN THE NAME OF THE REGISTERED HOLDER AS INSCRIBED ON THE SURRENDERED CERTIFICATE(S), THE SURRENDERED CERTIFICATE(S) NEED NOT BE ENDORSED. For corrections in name or changes not involving changes in ownership, see Instruction 4(c).

4. ISSUANCE OF NEW CERTIFICATE IN DIFFERENT NAMES. If any certificate representing shares of Holdings Common Stock and/or check is to be issued in the name of someone other than the registered holder of the surrendered certificate(s), you must follow the guidelines listed below:

a) ENDORSEMENT AND GUARANTEE. The Certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock power properly executed by the registered holder of such Certificate(s)) to the person who is to receive the shares of Holdings Common Stock and/or check. The signature of the registered holder on the endorsement or stock powers must correspond with the name as written upon the face of the certificate(s) in every particular and must be guaranteed by an Eligible Institution.

b) TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of any shares of Holdings Common Stock or any check in any name other than that of the registered holder, the Letter of Transmittal must be accompanied by a check in payment of any transfer or other taxes required by reason of such issuance in such different name, or proper evidence that such tax has been paid or is not payable.

c) CORRECTION OF OR CHANGE IN NAME. For a correction of name or for a change in name which does not involve a change in ownership, proceed as
follows:    for  a  change  in  name  by  marriage,  etc.,  the  surrendered
Certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed by an Eligible Institution. For a correction in name, the surrendered Certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J. E. Brown," with the signature guaranteed by an Eligible Institution.

               YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO ANY POSSIBLE CONSEQUENCES RESULTING FROM THE ISSUANCE OF ANY CERTIFICATE REPRESENTING SHARES OF HOLDINGS COMMON STOCK OR ANY CHECK IN A NAME DIFFERENT FROM THAT OF THE REGISTERED HOLDER OF THE SURRENDERED CERTIFICATE(S).

5. SUPPORTING EVIDENCE. In case the Letter of Transmittal, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, or any other person acting in a fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted with the Letter of
Transmittal, surrendered Certificate(s), and/or stock powers documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer shares. Such documentary evidence of authority must be in form satisfactory to the Company.

6. SPECIAL INSTRUCTIONS FOR DELIVERIES BY THE COMPANY. Unless instructions to the contrary are given in the Special Payment and Issuance Instructions above or Special Delivery Instructions above, any certificate representing shares of Holdings Common Stock and/or any check to be distributed to a stockholder upon the surrender of shares of Holdings Common
Stock  will  be  mailed  to the address set forth above the owner's signature.

7. INADEQUATE SPACE. If there is insufficient space to complete any box or sign the Letter of Transmittal, please attach additional sheets.

8. INDICATION OF CERTIFICATE NUMBERS. The Letter of Transmittal must indicate the certificate number(s) of the Certificate(s) representing shares of Holdings Common Stock covered thereby. If the space provided on the Letter of Transmittal is inadequate, such information should be listed separately on additional sheets and attached to the Letter of Transmittal.

9. METHOD OF DELIVERY. The method of delivery of all documents is at the option and risk of the holder of shares of Holdings Common Stock, but if delivery is by mail, registered mail, with return receipt requested, properly insured is recommended. It is suggested that you mail as early as possible.

10. DENOMINATIONS. If you wish to have stock certificates issued in particular denominations, explicit written instructions to the Company should be provided.

11. LOST CERTIFICATES. In the event that the stockholder is unable to deliver to the Company any of the Certificate(s) due to the mutilation, loss, theft or destruction of such Certificate(s), this Letter of Transmittal may nevertheless be submitted, together with any documents which may be required, subject to acceptance at the discretion of the Company, provided, among other requirements, that the stockholder agrees to indemnify the Company by signing the form of indemnity agreement which may be obtained from the Company. In certain instances, the Company may require a corporate bond or indemnity.

12. CONSTRUCTION. All questions with respect to the Letter of Transmittal will be determined by the Company. The Company may (but is not required to) waive any immaterial defects or variances in the manner in which the Letter of Transmittal has been completed and submitted so long as the intent of the holder of shares of Holdings Common Stock submitting the Letter of Transmittal is reasonably clear.

13. SUBSTITUTE FORM W-9. If you have not previously provided the Company with your social security number or other taxpayer identification number on Form W-9 or certified therein that you are not subject to backup withholding, you should complete the Substitute Form W-9 included herein. Failure to do so may subject you to 31% Federal income tax withholding on amounts to be paid to you as a holder of shares of Holdings Common Stock.

14. MISCELLANEOUS. The Company shall not be under any duty to give notification of defects in the Letter of Transmittal and shall not incur any liability for failure to give such notice. All Letters of Transmittal shall be construed in accordance with the terms and conditions of the Offer to Redeem.

15. QUESTIONS. Any questions concerning this Letter of Transmittal can be made by writing to the Company at the appropriate address set forth on the first page of this Letter of Transmittal or by calling the Company at (317) 456-6000.